UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 15, 2007
(Date of earliest event reported)
THE KROGER CO.
(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)
1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)
Registrant’s telephone number: (513) 762-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
On June 27, 2002, The Kroger Co., and its subsidiary guarantors, filed Registration Statement No. 333-91388 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, and on July 18, 2002, filed pre-effective Amendment No. 1. The above filings were declared effective on July 23, 2002. On December 9, 2004, The Kroger Co., and its subsidiary guarantors, filed post-effective Amendment No. 1, which was declared effective on December 9, 2004 (hereinafter, as amended, referred to as the “Registration Statement”). The Registration Statement provides for the issuance of Securities in an aggregate amount of $1,500,000,000. Pursuant to a Prospectus Supplement dated August 8, 2007, The Kroger Co. is issuing $300,000,000 of Debt Securities denominated 6.40% Senior Notes due 2017 (the “Notes”). The Notes are guaranteed by the subsidiary guarantors.
Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of Debt Securities. In connection with the issuance of the Notes, the Registrant has executed an Underwriting Agreement and a Pricing Agreement both dated as of August 8, 2007, among The Kroger Co., its subsidiary guarantors, J.P. Morgan Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., Lazard Capital Markets LLC, Barclays Capital Inc., Wells Fargo Securities, LLC, and The Williams Capital Group, L.P. The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1.
The form of Indenture for the Notes was filed as Exhibit 4.3 to the Registration Statement. The Seventeenth Supplemental Indenture, dated as of August 15, 2007, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as Trustee. The Seventeenth Supplemental Indenture is attached hereto as Exhibit 4.3.1.
The Registrant intends to use the proceeds of the issuance of the Notes to repay short-term borrowings and thereafter to use those borrowings or borrowings under its credit facility to repurchase, repay or redeem its outstanding indebtedness. The Kroger Co. also expects to use borrowing proceeds for other general corporate purposes.
In anticipation of issuing the Notes, The Kroger Co. had entered into a forward starting interest rate swap in November, 2005. The settlement of the swap will serve to reduce the overall effective rate of the Notes to approximately 6.1%.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
1.1 Underwriting Agreement dated August 8, 2007, among The Kroger Co., its subsidiary guarantors, J.P. Morgan Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., Lazard Capital Markets LLC, Barclays Capital Inc., Wells Fargo Securities, LLC, and The Williams Capital Group, L.P.
1.1.1 Pricing Agreement dated August 8, 2007, among The Kroger Co., its subsidiary guarantors, J.P. Morgan Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., Lazard Capital Markets LLC, Barclays Capital Inc., Wells Fargo Securities, LLC, and The Williams Capital Group, L.P.
4.3.1 Seventeenth Supplemental Indenture dated as of August 15, 2007, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, relating to the 6.40% Senior Notes due 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

August 15, 2007	By:	/s/ Paul Heldman

Paul Heldman Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement dated August 8, 2007, among The Kroger Co., its subsidiary guarantors, J.P. Morgan Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., Lazard Capital Markets LLC, Barclays Capital Inc., Wells Fargo Securities, LLC, and The Williams Capital Group, L.P.

1.1.1	Pricing Agreement dated August 8, 2007, among The Kroger Co., its subsidiary guarantors, J.P. Morgan Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., Greenwich Capital Markets, Inc., Lazard Capital Markets LLC, Barclays Capital Inc., Wells Fargo Securities, LLC, and The Williams Capital Group, L.P.

4.3.1	Seventeenth Supplemental Indenture dated as of August 15, 2007, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, relating to the 6.40% Senior Notes due 2017.